                                      UAM Funds
                                      Funds for the Informed Investor(SM)



TJ Core Equity Portfolio
Annual Report                                                     April 30, 2001






                                                                          UAM(R)

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter                                                           1

Statement of Net Assets                                                        5

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

Financial Highlights                                                          10

Notes to Financial Statements                                                 11

Report of Independent Accountants                                             16

Federal Income Tax Information                                                17

--------------------------------------------------------------------------------

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders:

Twelve months ago, the primary focus of Wall Street and the topics that dominated the financial news were the incredible performance of technology stocks and the exuberant outlook for the "new economy". However, during the last year this optimism has been replaced by concerns of economic recession and the decimation of once adored technology leaders. Prudent, diversified, and disciplined investment strategies that were criticized for being out of touch with a changing world are once again winning the performance battle. During the year ending April 30, 2001, the markets continued to be dominated by high levels of uncertainty, the Federal Reserve's anticipated actions, and a clear lack of investor conviction and stock leadership. The markets will need to learn to walk again before they can run. While this process may take longer than many would like or have expected, we feel the future will reward the patient investor.

The U.S. economy started this year facing the greatest danger of a recession since 1990. Although we will not know if the economy has experienced a recession until we are well into the recovery, the economy is suffering from recession-like symptoms. Gross Domestic Product for the fourth quarter of 2000 showed anemic growth after final revisions and the first quarter of 2001 is very likely to be revised downward as well. Correspondingly, the economy's perilous proximity to a recession is reflected in the decline in consumer confidence and corporate management's lack of earnings visibility. However, in contrast to the draconian news of recent months, consumer confidence rose in March after five consecutive monthly declines, home sales have been strong, and refinancing activity is surging as a result of declining interest rates. In addition, liquidity is accelerating and monetary aggregates are growing at double-digit rates. Historically, these factors have helped to rekindle economic activity. As a result, volatility remains extremely high as reduced profit expectations and overriding recession concerns are offset by an accommodating Federal Reserve and improving economic indicators. The biggest differences between today's economic environment and previous periods of economic instability are our near record low unemployment, low interest rates, low inflation, fiscal government surpluses, and the extraordinary improvements in structural productivity. These factors are substantial enough to produce an economic downturn that is different from past cycles. Thus, trying to forecast the duration and severity of our current economic cycle can be difficult when using

                                       1
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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

history as a guide. In all likeliness, the economy is already in the beginning stages of recovering from its rapid descent. The recovery will become evident as consumer confidence gains momentum through the next several quarters.

The advisor's commitment to strong disciplines has helped to preserve our shareholder's investments during this volatile time in the markets. For the year ending April 30, 2001, the TJ Core Equity Portfolio was down -4.64%, while the benchmark S&P 500 Index had negative returns of -12.97%. The Portfolio benefited from holdings in the Finance, Telecommunications, Consumer Discretionary Goods, and Energy sectors.

The largest holdings in the TJ Core Equity Portfolio as of 4/30/2001 were:

  1.  Tyco International       6.   Bank of America
  2.  Conoco Inc.              7.   SPX Corporation
  3.  Halliburton Inc.         8.   Exxon Mobil Inc.
  4.  El Paso Inc.             9.   JP Morgan Chase
  5.  Fannie Mae              10.   Bristol Myers Squibb

Prudence, diversification, quality, and risk minimization remain the cornerstone of our investment philosophy and decision making process. Given the high level of uncertainty regarding our economy and corporate profits, we feel this is not the time to become overly aggressive. However, with the Nasdaq Composite and the S&P 500 Index down substantially from their all time highs, we believe, based on a long-term perspective, that it makes sense to start accumulating superior, low-cost industry leaders that have suffered significant price declines. As a result, over the last few months the advisor has taken advantage of the market's weakness to increase our holdings in the Finance, Healthcare, and Technology sectors. We continue to rely on our disciplined philosophy and process to maintain a well-diversified portfolio that we feel will participate in the upside while providing shareholders with downside protection.

Sincerely,

Tom Johnson Investment Management, Inc.

                                       2
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    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

    There are no assurances that a portfolio will meet its stated objectives.

   A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                     Definition of the Comparative Indices
                     -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

                                       3
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                                     [Graph]

Growth of a $10,000 Investment

                 --------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                     FOR THE PERIODS ENDED APRIL 30, 2001
                 --------------------------------------------
                            Annualized   Annualized   Since
                  1 Year      3 Year       5 Year    9/28/95*
                 --------------------------------------------
                  -4.64%      5.06%        13.64%    14.29%
                 --------------------------------------------

                                                       PERIODS ENDED APRIL 30TH
----------------------------------    ---------------------------------------------------------
 Initial Investment Date   9/28/95     Apr 96    Apr 97    Apr 98    Apr 99    Apr 00    Apr 01
----------------------------------    -------   -------   -------   -------   -------   -------
TJ Core Equity Portfolio   $10,000    $11,112   $13,350   $18,162   $23,128   $22,087   $21,062
           S&P 500 Index   $10,000    $11,813   $14,781   $20,847   $25,402   $27,975   $24,347
----------------------------------
       Index start date:   8/31/95
----------------------------------

 * Beginning of operations. Index comparisons begin on 9/30/95.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            A portfolio's performance assumes the reinvestment of all
                          dividends and capital gains.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would
                                have been lower.

       Please note that one cannot invest directly in an unmanaged index.

                                       4
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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2001

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STATEMENT OF NET ASSETS
COMMON STOCKS - 95.1%

                                                       Shares           Value
                                                      --------        ----------
CONSUMER DISCRETIONARY -- 8.5%
     AOL Time Warner* ......................             3,600        $  181,800
     Brunswick .............................             8,000           160,480
     Gap Inc/The ...........................             4,800           133,008
     Limited Inc/The .......................             8,700           147,204
     McDonald's ............................             8,600           236,500
     Outback Steakhouse* ...................             6,300           182,637
     Target ................................             4,000           153,800
                                                                      ----------
                                                                       1,195,429
                                                                      ----------
CONSUMER STAPLES -- 2.5%
     Sara Lee ..............................            17,800           354,398
                                                                      ----------
ENERGY -- 12.4%
     Conoco, Cl B ..........................            18,000           547,560
     Exxon Mobil ...........................             4,700           416,420
     Halliburton ...........................            12,000           518,520
     Schlumberger Ltd. .....................             4,000           265,200
                                                                      ----------
                                                                       1,747,700
                                                                      ----------
FINANCIALS -- 19.8%
     Allstate ..............................             8,500           354,875
     American Express ......................             8,300           352,252
     Bank of America .......................             8,200           459,200
     Fannie Mae ............................             5,900           473,534
     First Union ...........................            10,000           299,700
     JP Morgan Chase .......................             8,300           398,234
     Suntrust Banks ........................             4,500           285,750
     US Bancorp ............................             7,300           154,614
                                                                      ----------
                                                                       2,778,159
                                                                      ----------
HEALTH CARE -- 10.5%
     Bristol-Myers Squibb ..................             7,100           397,600
     Johnson & Johnson .....................             3,500           337,680
     Merck .................................             4,700           357,059
     Pfizer ................................             8,800           381,040
                                                                      ----------
                                                                       1,473,379
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                       5
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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2001

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COMMON STOCKS - continued

                                                         Shares         Value
                                                        --------      ----------
INDUSTRIALS -- 11.3%
     Emerson Electric ..........................           4,800      $  319,920
     General Electric ..........................           4,800         232,944
     SPX* ......................................           4,000         450,440
     Tyco International Ltd ....................          11,000         587,070
                                                                      ----------
                                                                       1,590,374
                                                                      ----------
INFORMATION TECHNOLOGY -- 20.5%
     Agilent Technologies* .....................           3,100         120,931
     Applied Materials* ........................           3,200         174,720
     Cisco Systems* ............................          15,700         266,586
     Computer Associates International .........           8,300         267,177
     Corning ...................................          10,300         226,291
     Dell Computer* ............................           9,200         241,408
     Intel .....................................           8,500         262,735
     International Business Machines ...........           3,000         345,420
     Microsoft* ................................           3,800         257,450
     Nokia Sponsored ADR .......................           4,100         140,179
     Nortel Networks ...........................           6,900         105,570
     Solectron* ................................          10,000         254,500
     Sun Microsystems* .........................           7,400         126,688
     Tellabs* ..................................           2,500          87,775
                                                                      ----------
                                                                       2,877,430
                                                                      ----------
TELECOMMUNICATION SERVICES -- 6.2%
     AT&T ......................................           9,901         220,594
     BellSouth .................................           7,800         327,288
     SBC Communications ........................           8,000         330,000
                                                                      ----------
                                                                         877,882
                                                                      ----------
UTILITIES -- 3.4%
     EL Paso ...................................           6,888         473,895
                                                                      ----------
     TOTAL COMMON STOCKS
        (Cost $13,496,461) .....................                      13,368,646
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                       6
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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2001

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SHORT-TERM INVESTMENT -- 5.0%

                                                        Face
                                                        Amount         Value
                                                      ---------    -------------
REPURCHASE AGREEMENT -- 5.0%

     Chase Securities, Inc. 4.30%, dated 04/30/01
       due 05/01/01, to be repurchased at $696,083,
       collateralized by $685,599 of various
       U.S. Treasury Notes valued at
       $718,472 (Cost $696,000) ...................   $ 696,000    $    696,000
                                                                   ------------
TOTAL INVESTMENTS -- 100.1%
     (Cost $14,192,461) (a) .......................                  14,064,646
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)........                     (16,460)
                                                                   ------------

NET ASSETS CONSIST OF:

     Paid in Capital ..............................                  16,568,345
     Accumulated Net Realized Loss on Investments..                  (2,392,344)
     Unrealized Depreciation on Investments .......                    (127,815)
                                                                   ------------
     TOTAL NET ASSETS -- 100.0%....................                $ 14,048,186
                                                                   ------------
Institutional Service Class Shares:
     Shares Issued and Outstanding
        (Unlimited authorization, no par value) ...                     948,888
     Net Asset Value, Offering and Redemption
       Price Per Share ............................                $      14.80
                                                                   ------------

   * Non-Income Producing Security
 ADR American Depositary Receipt
  Cl Class
 (a) The cost for federal income tax purposes was $14,538,314. At April 30, 2001, net unrealized depreciation for securities based on tax cost was $473,668. This consisted of aggregate gross unrealized appreciation for all ties of $1,207,742 and aggregate gross unrealized depreciation for all securities of $1,681,410.

    The accompanying notes are an integral part of the financial statements.

                                        7
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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        FOR THE YEAR ENDED
                                                        APRIL 30, 2001

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ....................................................      $   311,291
Interest .....................................................           73,378
Less: Foreign Taxes Withheld .................................             (172)
                                                                    -----------
     Total Income ............................................          384,497
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B............................          162,803
Administrative Fees -- Note C.................................           98,360
Distribution and Service Fees -- Note D.......................           54,268
Registration and Filing Fees .................................           22,210
Shareholder Servicing Fees -- Note F..........................           21,668
Printing Fees ................................................           17,462
Audit Fees ...................................................           12,217
Custodian Fees ...............................................            7,343
Trustees' Fees -- Note E......................................            3,835
Legal Fees ...................................................            2,957
Other Expenses ...............................................           14,882
                                                                    -----------
     Total Expenses ..........................................          418,005
Less:
Waiver of Investment Advisory Fees -- Note B..................         (145,628)
                                                                    -----------
     Net Expenses Before Expense Offset ......................          272,377
Expense Offset -- Note A......................................           (1,039)
                                                                    -----------
     Net Expenses After Expense Offset .......................          271,338
                                                                    -----------
Net Investment Income ........................................          113,159
                                                                    -----------
Net Realized Loss on Investments .............................       (2,222,061)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments ..............................          768,277
                                                                    -----------
Net Loss on Investments ......................................       (1,453,784)
                                                                    -----------
Net Decrease in Net Assets Resulting From Operations .........      $(1,340,625)
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

                                                     Year              Year
                                                     Ended             Ended
                                                   April 30,         April 30,
                                                     2001              2000
                                                 ------------      ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...................     $    113,159      $    146,463
   Net Realized Gain (Loss) ................       (2,222,061)        2,048,144
   Net Change in Unrealized
      Appreciation (Depreciation) ..........          768,277        (4,480,319)
                                                 ------------      ------------
   Net Decrease in Net Assets
      Resulting from Operations ............       (1,340,625)       (2,285,712)
                                                 ------------      ------------
Distributions:
   Net Investment Income ...................         (113,159)         (146,463)
   Net Realized Gain .......................       (2,134,672)       (1,049,391)
   From Capital ............................           (8,933)               --
                                                 ------------      ------------
   Total Distributions .....................       (2,256,764)       (1,195,854)
                                                 ------------      ------------
Capital Share Transactions:
   Issued ..................................        6,318,412        39,975,252
   In Lieu of Cash Distributions ...........        2,214,460         1,149,876
   Redeemed ................................      (31,078,646)      (18,827,865)
                                                 ------------      ------------
Net Increase (Decrease) from Capital
     Share Transactions ....................      (22,545,774)       22,297,263
                                                 ------------      ------------
     Total Increase (Decrease) .............      (26,143,163)       18,815,697
Net Assets:
   Beginning of Year .......................       40,191,349        21,375,652
                                                 ------------      ------------
End of Period (including undistributed
     net investment income
     of $0 and $0, respectively) ...........     $ 14,048,186      $ 40,191,349
                                                 ------------      ------------
Share Issued and Redeemed:
   Shares Issued ...........................          367,573         2,084,038
   In Lieu of Cash Distributions ...........          146,254            62,509
   Redeemed ................................       (1,769,819)       (1,027,703)
                                                 ------------      ------------
   Net Increase (Decrease) in Shares
      Outstanding ..........................       (1,255,992)        1,118,844
                                                 ------------      ------------

    The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                         Years Ended April 30,
                                      -----------------------------------------------------------
                                        2001         2000         1999         1998         1997
                                      --------     --------     --------     --------     -------
Net Asset Value,
   Beginning of Period ............   $  18.23     $  19.68     $  17.30     $  13.05     $ 11.05
                                      --------     --------     --------     --------     -------
Income from Investment Operations
Net Investment Income .............       0.11         0.08         0.10         0.10        0.12
Net Realized and Unrealized
   Gain (Loss) ....................      (0.91)       (0.96)        4.29         4.55        2.08
                                      --------     --------     --------     --------     -------
Total from Investment Operations...      (0.80)       (0.88)        4.39         4.65        2.20
                                      --------     --------     --------     --------     -------
Distributions
Net Investment Income .............      (0.10)       (0.08)       (0.10)       (0.11)      (0.11)
Net Realized Gain .................      (2.52)       (0.49)       (1.91)       (0.29)      (0.09)
From Capital ......................      (0.01)          --           --           --          --
                                      --------     --------     --------     --------     -------
Total Distributions ...............      (2.63)       (0.57)       (2.01)       (0.40)      (0.20)
                                      --------     --------     --------     --------     -------
Net Asset Value,
   End of Period ..................   $  14.80     $  18.23     $  19.68     $  17.30     $ 13.05
                                      --------     --------     --------     --------     -------
Total Return+ .....................      (4.64)%      (4.50)%      27.34%       36.05%      20.14%
                                      ========     ========     ========     ========     =======
Ratios and Supplemental Data
Net Assets, End of
   Period (Thousands) .............   $ 14,048     $ 40,191     $ 21,376     $ 11,348     $ 2,888
Ratio of Expenses to
   Average Net Assets .............       1.26%        1.26%        1.25%        1.25%       1.26%
Ratio of Net Investment Income
   to Average Net Assets ..........       0.52%        0.41%        0.50%        0.74%       1.07%
Portfolio Turnover Rate ...........         52%          63%          54%          52%         27%


 + Total return would have been lower if the Adviser had not waived fees during the period indicated.

    The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TJ Core Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obliga-

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--------------------------------------------------------------------------------

     tion. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

          Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $8,933 to increase undistributed net investment income, $2 to increase accumulated net realized loss and $8,935 to decrease paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Significant Accounting Policies: Accounting Standards Issued But Not Yet Adopted -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The

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     Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of average daily net assets. Through January 1, 2002, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest expense, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.25% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $93,075, of which $38,304 was paid to SEI for their services, $16,284 to DST for their services and $11,731 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $5,285.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

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     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was
appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     The Portfolio has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio is not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of shares owned by clients of the Service Agents.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $10,770,960 and sales of $35,261,877 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.09% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

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     I. Other: At April 30, 2001, 49% of total shares outstanding were held by 2 record shareholders, each owning more than 10% or greater of the aggregate total shares outstanding.

     At April 30, 2001, the Portfolio had available a capital loss carryover for Federal income tax purposes at approximately $1,749,326 which will expire on April 30, 2009.

     At April 30, 2001, the Portfolio has elected to defer $297,167 of Post-October capital losses for Federal Income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
TJ Core Equity Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TJ Core Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

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Federal Income Tax Information: (Unaudited)

For the year ended April 30, 2001, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 60.56% for the TJ Core Equity Portfolio.

TJ Core Equity Portfolio hereby designates approximately $1,496,666 as a 20% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

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Officers and Trustees

James F. Orr, III                         Linda T. Gibson, Esq.
Trustee, President and Chairman           Vice President and Secretary

John T. Bennett, Jr.                      Sherry Kajden Vetterlein
Trustee                                   Vice President and Assistant Secretary

Nancy J. Dunn                             Christopher Salfi
Trustee                                   Treasurer

Philip D. English                         Molly S. Mugler
Trustee                                   Assistant Secretary

William A. Humenuk
Trustee

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Tom Johnson Investment Management, Inc.
211 North Robinson, Suite 450
Oklahoma City, OK 73102

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109


                                        ----------------------------------------
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.
                                        ----------------------------------------